SIXTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 31, 1998, is entered into by and among:

          (1) BELL MICROPRODUCTS INC., a California corporation ("Borrower");

          (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks"); and

          (3) SUMITOMO BANK OF CALIFORNIA, a California banking corporation, as agent for the Banks (in such capacity, "Agent").

                                    RECITAL

     A. Borrower, the Banks and Agents are parties to a Second Amendment and Restated Credit Agreement dated as of May 23, 1995, as amended by that certain First Amendment to Second Amendment and Restated Credit Agreement dated as of June 25, 1996, as further amended by that certain Second Amendment to Second Amended and Restated Creidt Agreement dated as of September 30, 1996, as further amended by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 17, 1997, as further amended by that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 1, 1997, and as further amended by that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of November 7, 1997 (as so amended, the "Credit Agreement")

     B. Borrower has requested the Banks and Agent to amend the Credit Agreement in certain respects.

     C. The Banks and Agents are willing to so amend the Credit Agreement in certain respects.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and Agent hereby agree as follows:

     1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in

Section 1 of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. Amendment to Credit Agreement. Subject to the conditions set forth in paragraph 4 below, the Credit Agreement is hereby amended by amending clause (v) of Subparagraph 5.02(m) thereof to read in its entirety as follows:

          (v) Its Interest Coverage Ratio (i) for the consecutive four-quarter period ending on March 31, 1998 to be less than 1.50 to 1.00 and (ii) for any other consecutive four-quarter period to be less than 2:00 to 1:00.

     3. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Banks that, on the date of this Amendment and after giving effect to the amendment set forth in paragraph 2 above on the Sixth Amendment Effective Date (as defined below), the following are and shall be true and correct on each such date:

          (a) The representations and warranties set forth in Paragraph 4.01 of the Credit Agreement are true and correct in all material respects;

          (b) No Event of Default or Default has occurred and is continuing; and

          (c) Each of the Credit Documents is in full force and effect.

     4. Sixth Amendment Effective Date. The amendment effected by paragraph 2 above shall become effective on March 31, 1998 (the "Sixth Amendment Effective Date"), subject to receipt by the Banks and Agent on or prior to the Sixth Amendment Effective Date of the following, each in form and substance satisfactory to the Banks, Agent and their respective counsel:

          (a) This Amendment duly executed by Borrower, each Bank and Agent;

          (b) Such other evidence as Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment.

     5. Effect of this Amendment. On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement and other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

     6. Miscellaneous

          (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

     IN WITNESS WHEREOF, Borrower, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

     BORROWER:                     BELL MICROPRODUCTS INC.


                                   By:   /S/   BRUCE M. JAFFE
                                        ----------------------------------------
                                        Name:  BRUCE M. JAFFE
                                        Title: SR. VP OF FINANCE & OPERATIONS
                                               AND CFO


     AGENT:                        SUMITOMO BANK OF CALIFORNIA,
                                   As Agent


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:


     ISSUING BANK:                 SUMITOMO BANK OF CALIFORNIA,
                                   As Issuing Bank


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, Borrower, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

     BORROWER:                     BELL MICROPRODUCTS INC.


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:


     AGENT:                        SUMITOMO BANK OF CALIFORNIA,
                                   As Agent


                                   By:   /S/   S.C. BELLICINI
                                        ----------------------------------------
                                        Name:  S.C. BELLICINI
                                        Title: V.P./DEPUTY MANAGER

                                   By:   /S/   F. CLARK WARDEN
                                        ----------------------------------------
                                        Name:  F. CLARK WARDEN
                                        Title: SENIOR VICE PRESIDENT & MANAGER


     ISSUING BANK:                 SUMITOMO BANK OF CALIFORNIA,
                                   As Issuing Bank


                                   By:   /S/   S.C. BELLICINI
                                        ----------------------------------------
                                        Name:  S.C. BELLICINI
                                        Title: V.P./DEPUTY MANAGER

                                   By:   /S/   F. CLARK WARDEN
                                        ----------------------------------------
                                        Name:  F. CLARK WARDEN
                                        Title: SENIOR VICE PRESIDENT & MANAGER

     BANKS:                        SUMITOMO BANK OF CALIFORNIA,
                                   As a Bank


                                   By:   /S/   S.C. BELLICINI
                                        ----------------------------------------
                                        Name:  S.C. BELLICINI
                                        Title: V.P./DEPUTY MANAGER

                                   By:   /S/   F. CLARK WARDEN
                                        ----------------------------------------
                                        Name:  F. CLARK WARDEN
                                        Title: SENIOR VICE PRESIDENT & MANAGER



                                   UNION BANK OF CALIFORNIA, N.A.,
                                   As a Bank


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                   BANKBOSTON, N.A.,
                                   (formerly known as The First National Bank of Boston), As a Bank

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                   COMERICA BANK-CALIFORNIA,
                                   As a Bank

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

     BANKS:                        SUMITOMO BANK OF CALIFORNIA,
                                   As a Bank


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                   UNION BANK OF CALIFORNIA, N.A.,
                                   As a Bank


                                   By:   /S/   FRANK GWYNN
                                        ----------------------------------------
                                        Name:  FRANK GWYNN
                                        Title: VP & REGION MANAGER

                                   By:   /S/   ALLAN B. MINER
                                        ----------------------------------------
                                        Name:  ALLAN B. MINER
                                        Title: VICE PRESIDENT



                                   BANKBOSTON, N.A.,
                                   (formerly known as The First National Bank of Boston), As a Bank

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                   COMERICA BANK-CALIFORNIA,
                                   As a Bank

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                       5
7

     BANKS:                        SUMITOMO BANK OF CALIFORNIA,
                                   As a Bank


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                   UNION BANK OF CALIFORNIA, N.A.,
                                   As a Bank


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                   BANKBOSTON, N.A.,
                                   (formerly known as The First National Bank of Boston), As a Bank

                                   By:    /S/  Debra E. DelVecchio
                                        ----------------------------------------
                                        Name:  Debra E. DelVecchio
                                        Title: Vice President


                                   COMERICA BANK-CALIFORNIA,
                                   As a Bank

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

     BANKS:                        SUMITOMO BANK OF CALIFORNIA,
                                   As a Bank


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                   UNION BANK OF CALIFORNIA, N.A.,
                                   As a Bank



                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                   BANKBOSTON, N.A.,
                                   (formerly known as The First National Bank of Boston), As a Bank

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                   COMERICA BANK-CALIFORNIA,
                                   As a Bank

                                   By:   /S/   Scott T. Smith
                                        ----------------------------------------
                                        Name:  Scott T. Smith
                                        Title: Vice President

                                   THE SUMITOMO BANK, LIMITED,
                                   As a Bank


                                   By:  /S/  J.H. Broadley
                                      ------------------------------------------
                                        Name:  J.H. Broadley
                                        Title: Vice President
                                               N.Y. Office

                                   By:  /S/    BRIAN M. SMITH
                                      ------------------------------------------
                                        Name:  BRIAN M. SMITH
                                        Title: SENIOR VICE PRESIDENT &
                                               REGIONAL MANAGER (EAST)



                                       6